SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2001

COMMODORE APPLIED TECHNOLOGIES, INC.

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(Exact name of registrant as specified in its charter)

       DELAWARE                                                         1-11871                                                                 11-3312952

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      (State or other                                                     (Commission                                                           (I.R.S. Employer

       jurisdiction                                                         File Number)                                                            Identification No.)

       of incorporation)

      2121 Jamieson, Suite 1406

      Alexandria, Virginia                                                                                                                                    22314

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   (Address of principal executive offices)                                                                                                     (Zip Code)

Registrant’s telephone number, including area code:  (703) 567-1284

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(Former Name or Former Address, if Changed Since Last Report)

CURRENT REPORT ON FORM 8-K

COMMODORE APPLIED TECHNOLOGIES, INC.

OCTOBER 31, 2001

ITEM 5.      OTHER EVENTS.

      On October 31, 2001, our Company, Commodore Applied Technologies, Inc., issued a press release regarding the extension of deadline for the exercise of its $14.5 million repurchase obligation with respect to a portion of the Company’s common stock issued in connection with its recent acquisition of Dispute Resolution Management.  A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated by reference into this Report.  Pursuant to the Stock Purchase Agreement between our company and DRM, the Company agreed to repurchase from the shareholders of DRM, by August 30, 2001, that number of the 9.5 million shares of the Company issued in connection with the acquisition necessary to provide the holders of such shares with $14.5 million.  As partial security for payment of this repurchase obligation, all shares of DRM stock owned by the Company were pledged to the former sole stockholders of DRM.

      The original repurchase obligation deadline of August 30, 2001, initially extended to September 29, 2001, subsequently extended to October 29, 2001, has now been further extended to January 16, 2002.  A copy of such extension is attached as Exhibit 99.3 hereto and is incorporated by reference into this Report.  The Company intends to meet the repurchase obligation either by reacquiring its shares and selling those shares to generate cash necessary to meet the repurchase obligation or by obtaining additional outside financing.  Pursuant to the terms of the Stock Purchase Agreement, failure of the Company to meet this repurchase obligation would subject the Company to losing its entire equity ownership in its DRM subsidiary, as well as forfeiture of up to an aggregate of 10,750,000 of the Company’s common stock.

      The Company currently requires additional cash to sustain existing operations and meet the Company’s ongoing capital requirements.  Excluding DRM, current monthly operating expenses exceed cash revenues by approximately $200,000.  The continuation of the Company’s operations is dependent in the short term upon its ability to obtain additional financing and, in the long term, to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain profitability.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not applicable.

(b)    Not applicable.

(c)      Exhibits.

99.2    Press Release dated October 31, 2001.

99.3    Extension to Stock Purchase Agreement dated October 26, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMODORE APPLIED TECHNOLOGIES, INC.

Date:      October 31, 2001              By:    /s/ James M. DeAngelis

                                                        James M. DeAngelis
                                                        Senior Vice President and
                                                        Chief Financial Officer

EXHIBIT INDEX

DESCRIPTION

EXHIBIT NO.

99.2                           Press release dated October 31, 2001.
99.3                           Extension of Stock Purchase Agreement dated October  26, 2001.